Compass Bancshares, Inc. P.O. Box 10566 Birmingham, Alabama 35296

For Immediate Release
October 17, 2005
For Further Information:	Ed Bilek, Investor Relations	205/297-3331
Web Site: www.compassweb.com

COMPASS BANCSHARES REPORTS RECORD THIRD QUARTER EPS OF $0.83

▪	Quarterly earnings reach all-time high of $105.1 million
▪	Balanced top-line revenue growth; total revenue up 13%
▪	Net interest income up 10%; noninterest income increases 16%
▪	Positive operating leverage drives improved efficiency ratio to 53.80%
▪	Focused earning asset growth continues; total loans increase 13% from year ago
▪	Total deposits increase 14%; led by a 14% increase in noninterest bearing deposits

Compass Bancshares, Inc. (Nasdaq: CBSS) today reported record earnings of $306.3 million for the first nine months of 2005, a 13 percent increase over the $271.6 million earned during the first nine months of 2004. For the same time period, earnings per share increased 12 percent to $2.42 from $2.17 in the prior year. Return on average assets and return on average shareholders’ equity for the first nine months of 2005 were 1.41 percent and 19.09 percent, respectively.

Earnings for the third quarter of 2005 increased 12 percent to $105.1 million compared to $93.6 million earned during the third quarter of 2004. Earnings per share for the third quarter of 2005 increased 11 percent to $0.83 from $0.75 in the prior year. Return on average assets and return on average shareholders’ equity for the third quarter of 2005 were 1.40 percent and 18.85 percent, respectively.

D. Paul Jones, Jr., Compass chairman and chief executive officer, stated, “Compass delivered another quarter of outstanding profitable growth highlighted by balanced top-line revenue growth. Increased revenues were once again driven by double-digit low-cost deposit generation, solid loan production and continued fee income growth. Our ability to deliver strong growth to our shareholders in the midst of a challenging interest rate environment provides further evidence that our growth strategies are working. We believe Compass’ diversified business mix, low-cost deposit funding base, investment in our distribution network and sales and service culture position us well to meet the challenges facing us. These strengths, combined with the momentum of our core businesses and our ability to capitalize on our market share upside give us reason to expect that this will be our 18th consecutive year of record earnings.”

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Compass reports record earnings

“Focused earning asset growth, particularly high-quality loans, continued with total loans increasing 13 percent over prior year levels. Equally important, our ability to fund loan demand primarily through internal deposit generation continued during the quarter. Total deposits increased 14 percent, led by a 14 percent increase in noninterest bearing deposits. Noninterest bearing deposits now represent more than 32 percent of Compass’ total deposits,” Jones stated.

“While our percent net interest margin increased slightly from second quarter levels, we recognize the challenges throughout the financial services industry given the flattening yield curve and expectations that interest rates will continue to rise. Our focus, however, remains on generating sufficient volumes of high-quality loans and continued growth of low-cost deposits. Accordingly, during the third quarter we registered a $23.4 million increase in net interest income compared to a year ago.”

“At the same time, loan growth did not come at the expense of maintaining sound credit quality standards. Nonperforming assets as a percentage of loans and other real estate decreased to 0.31 percent compared to 0.40 percent in the third quarter of 2004. This marked the sixth consecutive quarter of improvement in this measure. Net charge-offs as a percentage of average loans were 0.55 percent compared to 0.44 percent in the third quarter of 2004. In response to the strong loan growth we experienced, loan loss provision expense exceeded net charge-offs by $5.8 million during the quarter and our allowance for loan losses as a percentage of loans ended the quarter at 1.25 percent,” Jones said.

During the quarter, Compass announced plans to expand its presence in the Dallas-Fort Worth-Arlington market with the signing of a definitive agreement to acquire Fort Worth-based TexasBanc Holding Co., the parent company of TexasBank. The largest independent commercial bank headquartered in Fort Worth, TexasBank has total assets of $1.6 billion and 24 banking centers. The combination creates a Southwestern powerhouse that will rank as the fifth largest bank in Texas and will rank fourth in the Dallas-Fort Worth-Arlington metropolitan area based on deposit market share. The transaction is subject to all required regulatory approvals, approval by TexasBanc shareholders and other customary conditions. The combination is expected to be accretive on a GAAP basis to shareholders of the combined company in 2006 and thereafter. The complementary strengths of the two companies are expected to generate significant revenue opportunities, although these opportunities are not included in the financial assumptions for the transaction.

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Compass reports record earnings

Including the pending acquisition, Compass operates 409 full-service banking centers including 163 in Texas, 89 in Alabama, 73 in Arizona, 42 in Florida, 32 in Colorado, and 10 in New Mexico. Compass will host a live conference call and webcast at 11:00 a.m. Central Time on October 18. Additional material information, including forward-looking information such as considerations regarding future results, may be discussed during the presentation. To participate by telephone dial 1-888-543-2107, passcode Compass, or by webcast at www.compassweb.com. A copy of the presentation will be made available on our web site prior to the call. A replay of the conference call and webcast will be made available until midnight on October 25, 2005. To access a replay of the conference call dial 1-800-642-1687, conference ID 1102272. Additional information about Compass, a member of the S&P 500 Index and Dow Jones Select Dividend Index, can be found at www.compassweb.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Compass Bancshares, Inc. notes that any statements in this press release, and elsewhere, that are not historical facts are “forward-looking statements” that involve risks and uncertainties that may cause the Company’s actual results of operations to differ materially from expected results. For a discussion of such risks and uncertainties, see the Company’s Annual Report on Form 10-K for the most recently ended fiscal year as well as its other filings with the U.S. Securities and Exchange Commission.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	Three Months
	Ended September 30
	2005	2004	% Change
EARNINGS SUMMARY
Net interest income	$249,940	$226,531	10
Noninterest income [a]	170,645	147,185	16
Total revenue [a]	420,585	373,716	13
Investment securities gains, net	-	25,129	(100)
Provision for loan losses	34,195	25,617	33
Loss on prepayment of FHLB advances	-	25,136	(100)
Noninterest expense	227,396	207,365	10
Pretax income	158,994	140,727	13
Income tax expense	53,943	47,125	14
Net income	$105,051	$93,602	12
Diluted earnings per share	$0.83	$0.75	11
Diluted weighted average
shares outstanding	126,877	125,557	1

	Nine Months
	Ended September 30
	2005	2004	% Change
EARNINGS SUMMARY
Net interest income	$726,402	$676,131	7
Noninterest income [a]	491,144	436,908	12
Total revenue [a]	1,217,546	1,113,039	9
Investment securities gains, net	79	27,336	(100)
Provision for loan losses	82,268	78,140	5
Loss on prepayment of FHLB advances	-	25,136	(100)
Noninterest expense	671,863	628,693	7
Pretax income	463,494	408,406	13
Income tax expense	157,236	136,812	15
Net income	$306,258	$271,594	13
Diluted earnings per share	$2.42	$2.17	12
Diluted weighted average
shares outstanding	126,487	125,218	1

	Three Months
	Ended September 30
	2005	2004
SELECTED RATIOS
Average common equity to
average assets	7.43%	7.04%
Average loans to average
total deposits	109.61	109.61
Return on average assets	1.40	1.34
Return on average equity	18.85	19.06
Efficiency ratio [b]	53.80	55.29
Return on average tangible equity [c]	22.70	23.39
Book value per common share	$17.91	$16.17
Allowance for loan losses as
a % of total loans	1.25%	1.39%
Allowance for loan losses as
a % of nonperforming loans	511.13	527.94

	Nine Months
	Ended September 30
	2005	2004
SELECTED RATIOS
Average common equity to
average assets	7.36%	7.01%
Average loans to average
total deposits	108.42	109.71
Return on average assets	1.41	1.32
Return on average equity	19.09	18.82
Efficiency ratio [b]	55.19	56.28
Return on average tangible equity [c]	23.14	23.17
Book value per common share	$17.91	$16.17
Allowance for loan losses as
a % of total loans	1.25%	1.39%
Allowance for loan losses as
a % of nonperforming loans	511.13	527.94

	Average for Three Months
	Ended September 30
	2005	2004	% Change
BALANCE SHEET HIGHLIGHTS
Total loans	$20,419,873	$18,073,689	13
Total loans - managed	21,769,459	19,836,009	10
Total investment securities [d]	6,969,700	7,404,438	(6)
Earning assets [d]	27,451,411	25,557,240	7
Total assets	29,768,290	27,726,046	7
Noninterest bearing demand deposits	5,790,205	5,087,728	14
Interest bearing transaction
accounts	7,244,970	7,623,261	(5)
Total transaction accounts	13,035,175	12,710,989	3
Total deposits [d]	18,630,074	16,489,459	13
Shareholders' equity	2,211,500	1,953,286	13

	Average for Nine Months
	Ended September 30
	2005	2004	% Change
BALANCE SHEET HIGHLIGHTS
Total loans	$19,680,413	$17,763,080	11
Total loans - managed	21,127,788	19,470,015	9
Total investment securities [d]	7,093,157	7,501,556	(5)
Earning assets [d]	26,833,306	25,330,605	6
Total assets	29,138,452	27,490,796	6
Noninterest bearing demand deposits	5,632,093	4,861,393	16
Interest bearing transaction
accounts	7,311,081	7,687,399	(5)
Total transaction accounts	12,943,174	12,548,792	3
Total deposits [d]	18,152,323	16,190,226	12
Shareholders' equity	2,144,576	1,927,947	11

	Ending Balance
	September 30
	2005	2004	% Change
BALANCE SHEET HIGHLIGHTS
Total loans	$20,841,790	$18,419,986	13
Total loans - managed	22,142,422	20,125,545	10
Total investment securities [d]	6,874,317	7,163,568	(4)
Earning assets [d]	27,776,619	25,639,403	8
Total assets	30,131,280	27,781,158	8
Noninterest bearing demand deposits	6,085,377	5,319,272	14
Interest bearing transaction
accounts	7,513,815	7,501,115	-
Total transaction accounts	13,599,192	12,820,387	6
Total deposits [d]	18,829,156	16,492,147	14
Shareholders' equity	2,230,051	1,985,738	12
Period-end shares outstanding	124,510	122,774	1

[a]	Excludes gains on sales of investment securities.
[b]
Ratio is calculated by dividing noninterest expense less merger and integration expense and loss on prepayment of FHLB advances by taxable equivalent net interest income plus noninterest income less gains on sales of investment securities and business.

[c]	Excludes amortization of intangibles, net of tax, and intangible assets.
[d]	Includes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	Three Months Ended
	2005
	Sep 30	Jun 30	Mar 31
EARNINGS SUMMARY
Net interest income	$249,940	$240,186	$236,276
Noninterest income [a]	170,645	165,938	154,561
Total revenue [a]	420,585	406,124	390,837
Investment securities
gains, net	-	79	-
Provision for loan losses	34,195	27,800	20,273
Loss on prepayment of
FHLB advances	-	-	-
Noninterest expense [b]	227,396	222,595	221,872
Pretax income	158,994	155,808	148,692
Income tax expense	53,943	53,357	49,936
Net income	$105,051	$102,451	$98,756
Diluted earnings per share	$0.83	$0.81	$0.78
Diluted weighted average
shares outstanding	126,877	126,212	126,388

	Three Months Ended
	2004
	Dec 31	Sep 30
EARNINGS SUMMARY
Net interest income	$235,697	$226,531
Noninterest income [a]	153,346	147,185
Total revenue [a]	389,043	373,716
Investment securities
gains, net	-	25,129
Provision for loan losses	27,518	25,617
Loss on prepayment of
FHLB advances	-	25,136
Noninterest expense [b]	214,649	207,365
Pretax income	146,876	140,727
Income tax expense	48,686	47,125
Net income	$98,190	$93,602
Diluted earnings per share	$0.78	$0.75
Diluted weighted average
shares outstanding	126,008	125,557

	Three Months Ended
	2005
	Sep 30	Jun 30	Mar 31
SELECTED RATIOS
Average common equity to
average assets	7.43%	7.34%	7.31%
Average loans to average
total deposits	109.61	107.20	108.41
Return on average assets	1.40	1.41	1.40
Return on average equity	18.85	19.23	19.22
Efficiency ratio [c]	53.80	54.63	57.28
Return on average tangible equity [d]	22.70	23.35	23.40
Book value per common share	$17.91	$17.54	$16.82

	Three Months Ended
	2004
	Dec 31	Sep 30
SELECTED RATIOS
Average common equity to
average assets	7.19%	7.04%
Average loans to average
total deposits	109.56	109.61
Return on average assets	1.39	1.34
Return on average equity	19.29	19.06
Efficiency ratio [c]	54.92	55.29
Return on average tangible equity [d]	23.50	23.39
Book value per common share	$16.59	$16.17

	Sep 30,	Jun 30,	Annualized
	2005	2005	% Change
ENDING BALANCE SHEET
Total loans	$20,841,790	$20,050,122	16
Total loans - managed	22,142,422	21,453,653	13
Total investment securities [e]	6,874,317	7,103,748	(13)
Earning assets [e]	27,776,619	27,223,842	8
Total assets	30,131,280	29,502,927	9
Noninterest bearing demand deposits	6,085,377	5,858,976	15
Interest bearing transaction
accounts	7,513,815	7,150,123	20
Total transaction accounts	13,599,192	13,009,099	18
Total deposits [e]	18,829,156	18,213,381	14
Shareholders' equity	2,230,051	2,178,356	9

	Sep 30,	Jun 30,	Annualized
	2005	2005	% Change
QUARTER AVERAGE BALANCE SHEET
Total loans	$20,419,873	$19,592,145	17
Total loans - managed	21,769,459	21,047,735	14
Total investment securities [e]	6,969,700	7,138,544	(9)
Earning assets [e]	27,451,411	26,800,057	10
Total assets	29,768,290	29,110,789	9
Noninterest bearing demand deposits	5,790,205	5,666,012	9
Interest bearing transaction
accounts	7,244,970	7,250,979	-
Total transaction accounts	13,035,175	12,916,991	4
Total deposits [e]	18,630,074	18,276,613	8
Shareholders' equity	2,211,500	2,136,798	14

[a]	Excludes gains on sales of investment securities.
[b]	Excludes loss on prepayment of FHLB advances.
[c]
Ratio is calculated by dividing noninterest expense less merger and integration expense and loss on prepayment of FHLB advances by taxable equivalent net interest income plus noninterest income less gains on sales of investment securities and business.

[d]	Excludes amortization of intangibles, net of tax, and intangible assets.
[e]	Includes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)
	2005
	Sep 30	Jun 30	Mar 31
NONPERFORMING ASSETS
Nonaccrual loans	$50,261	$51,196	$49,908
Renegotiated loans	707	716	722
Other real estate, net	12,796	15,832	18,452
Total nonperforming assets	$63,764	$67,744	$69,082
Accruing loans ninety days or more
past due	$14,510	$13,725	$14,257
Other repossessed assets	685	705	740
Total nonperforming assets as
a % of loans and ORE	0.31%	0.34%	0.36%

	2004
	Dec 31	Sep 30
NONPERFORMING ASSETS
Nonaccrual loans	$49,947	$47,774
Renegotiated loans	734	724
Other real estate, net	19,998	25,778
Total nonperforming assets	$70,679	$74,276
Accruing loans ninety days or more
past due	$15,509	$15,595
Other repossessed assets	656	1,559
Total nonperforming assets as
a % of loans and ORE	0.37%	0.40

	Three Months Ended
	2005
	Sep 30	Jun 30	Mar 31
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$254,708	$246,565	$258,339
Net charge-offs (NCO)	28,391	19,657	19,858
Allowance transferred to
other liabilities	-	-	(12,189)
Provision for loan losses	34,195	27,800	20,273
Balance at end of period	$260,512	$254,708	$246,565
Allowance for loan losses as
a % of total loans	1.25%	1.27%	1.29%

Allowance for loan losses as
a % of nonperforming loans	511.13	490.65	486.99

Allowance for loan losses as
a % of nonperforming assets	408.56	375.99	356.92

Annualized as a % of average loans:
NCO - QTD	0.55	0.40	0.42
NCO - YTD	0.46	0.41	0.42

	Three Months Ended
	2004
	Dec 31	Sep 30
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$256,038	$250,573
Net charge-offs (NCO)	25,217	20,152
Allowance transferred to
other liabilities	-	-
Provision for loan losses	27,518	25,617
Balance at end of period	$258,339	$256,038

Allowance for loan losses as
a % of total loans	1.37%	1.39%

Allowance for loan losses as
a % of nonperforming loans	509.74	527.94

Allowance for loan losses as
a % of nonperforming assets	365.51	344.71

Annualized as a % of average loans:
NCO - QTD	0.54	0.44
NCO - YTD	0.51	0.50

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Three Months Ended September 30
	2005
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$20,419,873	$321,406	6.24%
Investment securities held
to maturity	2,442,377	30,151	4.90
Investment securities available
for sale [a]	4,573,722	48,333	4.19
Other earning assets	61,838	621	3.98
Total earning assets [a]	27,497,810	400,511	5.78
Allowance for loan losses	(257,946)
Unrealized loss on
securities available for sale	(46,399)
Other assets	2,574,825
	$29,768,290

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$7,244,970	18,807	1.03
Time deposits	2,626,289	23,545	3.56
Certificates of deposit of
$100,000 or more [a]	2,973,231	26,496	3.54
Federal funds purchased and
securities sold under agreement
to repurchase	4,271,034	37,194	3.45
Other short-term borrowings	194,706	1,418	2.89
FHLB and other borrowings [a]	4,088,608	41,899	4.07
Total interest bearing liabilities [a]	21,398,838	149,359	2.77
Net interest spread		251,152	3.01%

Noninterest bearing demand deposits	5,790,205
Other liabilities	367,747
Shareholders' equity	2,211,500
	$29,768,290
Net yield on earning assets			3.62%

Taxable equivalent adjustment:
Loans		319
Investment securities held to maturity		601
Investment securities available
for sale		284
Other earning assets		8
Total taxable equivalent adjustment		1,212
Net interest income		$249,940

[a] Excludes adjustment for market valuation.

	Three Months Ended September 30
	2004
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$18,073,689	$238,605	5.25%
Investment securities held
to maturity	3,021,139	35,334	4.65
Investment securities available
for sale [a]	4,390,268	42,949	3.89
Other earning assets	79,113	403	2.03
Total earning assets [a]	25,564,209	317,291	4.94
Allowance for loan losses	(252,860)
Unrealized loss on
securities available for sale	(6,969)
Other assets	2,421,666
	$27,726,046

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$7,623,261	11,741	0.61
Time deposits	1,966,445	15,657	3.17
Certificates of deposit of
$100,000 or more [a]	1,816,250	10,463	2.29
Federal funds purchased and
securities sold under agreement
to repurchase	4,328,872	15,438	1.42
Other short-term borrowings	129,356	395	1.21
FHLB and other borrowings [a]	4,511,451	36,184	3.19
Total interest bearing liabilities [a]	20,375,635	89,878	1.75
Net interest spread		227,413	3.19%

Noninterest bearing demand deposits	5,087,728
Other liabilities	309,397
Shareholders' equity	1,953,286
	$27,726,046
Net yield on earning assets			3.54%

Taxable equivalent adjustment:
Loans		213
Investment securities held to maturity		625
Investment securities available
for sale		35
Other earning assets		9
Total taxable equivalent adjustment		882
Net interest income		$226,531

[a] Excludes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Nine Months Ended September 30
	2005
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$19,680,413	$885,016	6.01%
Investment securities held
to maturity	2,576,399	93,530	4.85
Investment securities available
for sale [a]	4,556,072	140,256	4.12
Other earning assets	59,736	1,629	3.65
Total earning assets [a]	26,872,620	1,120,431	5.57
Allowance for loan losses	(256,095)
Unrealized gain (loss) on
securities available for sale	(39,314)
Other assets	2,561,241
	$29,138,452

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$7,311,081	47,510	0.87
Time deposits	2,570,628	64,919	3.38
Certificates of deposit of
$100,000 or more [a]	2,643,032	63,880	3.23
Federal funds purchased and
securities sold under agreement
to repurchase	4,213,095	92,886	2.95
Other short-term borrowings	168,421	2,922	2.32
FHLB and other borrowings [a]	4,126,514	118,904	3.85
Total interest bearing liabilities [a]	21,032,771	391,021	2.49
Net interest spread		729,410	3.08%

Noninterest bearing demand deposits	5,632,093
Other liabilities	329,012
Shareholders' equity	2,144,576
	$29,138,452
Net yield on earning assets			3.63%

Taxable equivalent adjustment:
Loans		906
Investment securities held to maturity		1,725
Investment securities available
for sale		345
Other earning assets		32
Total taxable equivalent adjustment		3,008
Net interest income		$726,402

[a] Excludes adjustment for market valuation.

	Nine Months Ended September 30
	2004
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$17,763,080	$694,070	5.22%
Investment securities held
to maturity	3,043,246	109,742	4.82
Investment securities available
for sale [a]	4,424,810	137,944	4.16
Other earning assets	65,969	995	2.01
Total earning assets [a]	25,297,105	942,751	4.98
Allowance for loan losses	(249,226)
Unrealized gain (loss) on
securities available for sale	33,500
Other assets	2,409,417
	$27,490,796

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$7,687,399	35,571	0.62
Time deposits	1,950,216	46,091	3.16
Certificates of deposit of
$100,000 or more [a]	1,693,654	28,159	2.22
Federal funds purchased and
securities sold under agreement
to repurchase	4,184,785	35,458	1.13
Other short-term borrowings	114,983	788	0.92
FHLB and other borrowings [a]	4,756,827	117,898	3.31
Total interest bearing liabilities [a]	20,387,864	263,965	1.73
Net interest spread		678,786	3.25%

Noninterest bearing demand deposits	4,861,393
Other liabilities	313,592
Shareholders' equity	1,927,947
	$27,490,796
Net yield on earning assets			3.58%

Taxable equivalent adjustment:
Loans		540
Investment securities held to maturity		1,962
Investment securities available
for sale		124
Other earning assets		29
Total taxable equivalent adjustment		2,655
Net interest income		$676,131

[a] Excludes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)
	Nine Months
	Ended September 30
	2005	2004	% Change
NONINTEREST INCOME
Service charges on deposit accounts	$220,024	$210,723	4
Card and merchant processing fees	70,100	55,139	27
Insurance commissions	45,182	39,180	15
Retail investment sales	25,977	24,151	8
Asset management fees	21,093	16,898	25
Corporate and correspondent
investment sales	16,391	15,220	8
Bank owned life insurance	12,852	12,427	3
Other income	74,734	63,170	18
	486,353	436,908	11
Investment securities
gains, net	79	27,336	(100)
Gain on sale of business	4,791	-	-
Total noninterest income	$491,223	$464,244	6

NONINTEREST EXPENSE
Salaries and benefits	$363,085	$340,528	7
Equipment expense	61,277	56,602	8
Net occupancy expense	50,521	49,623	2
Professional services	44,388	40,154	11
Marketing expense	33,866	28,885	17
Communications expense	16,323	16,607	(2)
Amortization of intangibles	4,656	4,871	(4)
Merger and integration
expense	923	778	19
Other expense	96,824	90,645	7
	671,863	628,693	7
Loss on prepayment of FHLB advances	-	25,136	(100)
Total noninterest expense	$671,863	$653,829	3

	Three Months Ended
	2005
	Sep 30	Jun 30	Mar 31
NONINTEREST INCOME
Service charges on deposit accounts	$78,448	$78,927	$62,649
Card and merchant processing fees	24,496	24,274	21,330
Insurance commissions	13,888	15,570	15,724
Retail investment sales	8,748	8,448	8,781
Asset management fees	7,386	6,646	7,061
Corporate and correspondent
investment sales	7,037	5,234	4,120
Bank owned life insurance	4,396	4,216	4,240
Other income	26,246	22,623	25,865
	170,645	165,938	149,770
Investment securities
gains, net	-	79	-
Gain on sale of business	-	-	4,791
Total noninterest income	$170,645	$166,017	$154,561

NONINTEREST EXPENSE
Salaries and benefits	$122,979	$118,762	$121,344
Equipment expense	21,048	20,170	20,059
Net occupancy expense	17,036	16,833	16,652
Professional services	15,154	15,154	14,080
Marketing expense	10,505	11,476	11,885
Communications expense	5,400	5,447	5,476
Amortization of intangibles	1,541	1,588	1,527
Merger and integration
expense	454	235	234
Other expense	33,279	32,930	30,615
	227,396	222,595	221,872
Loss on prepayment of FHLB advances	-	-	-
Total noninterest expense	$227,396	$222,595	$221,872

	Three Months Ended
	2004
	Dec 31	Sep 30
NONINTEREST INCOME
Service charges on deposit accounts	$72,085	$73,401
Card and merchant processing fees	20,409	19,554
Insurance commissions	12,257	11,787
Retail investment sales	7,165	8,501
Asset management fees	5,768	5,479
Corporate and correspondent
investment sales	5,237	4,347
Bank owned life insurance	4,742	4,224
Other income	25,683	19,892
	153,346	147,185
Investment securities
gains, net	-	25,129
Gain on sale of business	-	-
Total noninterest income	$153,346	$172,314

NONINTEREST EXPENSE
Salaries and benefits	$117,828	$111,061
Equipment expense	19,567	19,301
Net occupancy expense	16,168	16,377
Professional services	17,226	13,407
Marketing expense	4,364	9,749
Communications expense	5,252	5,246
Amortization of intangibles	1,672	1,621
Merger and integration
expense	497	233
Other expense	32,075	30,370
	214,649	207,365
Loss on prepayment of FHLB advances	-	25,136
Total noninterest expense	$214,649	$232,501